EXHIBIT (32a)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Unifi, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ended December 25, 2005 as filed with the Securities and Exchange Commission on the date hereof quarterly (the “Report”), I, Brian R. Parke, Chairman of the Board, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 3, 2006	By:	/s/ BRIAN R. PARKE

Brian R. Parke
Chairman of the Board,
President and Chief Executive Officer